                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 2003

                             ON2 TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                21 CORPORATE DRIVE, SUITE 103, NEW YORK NY 12065
          (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 NOT APPLICABLE
       (Former name, former address and former fiscal year, if applicable)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibit is furnished as part of this Current Report on Form 8-K:

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
   EXHIBIT NO.                       TITLE
     99.1        On2 Technologies, Inc. Press Release, issued July 29, 2003. *
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                  * This exhibit is furnished with this Current Report on Form
                  8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 9.  (THIS ITEM IS BEING USED TO INFORMATION REQUIRED BY NEW ITEM 12)

         On July 29, 2003, On2 Technologies, Inc. (the "Company") issued a press release announcing its results of operations for the second quarter ending June 30, 2003.

         The Company's press release and other communications from time to time include certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. The attached press release utilizes a measure of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA). The most directly comparable financial measure to EBITDA under GAAP is Net Income/Loss. As required by Regulation G, a reconciliation of EBITDA to Net Loss is contained in the press release.

         The Company's management believes that the presentation of EBITDA provides useful information regarding the Company's financial performance and earnings potential because this measure gives investors insight into the profitability of the Company's operating business. The Company's management uses this measure for the same purpose.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2003              ON2 TECHNOLOGIES, INC.
                                 By: /s/ Mark Meagher
                                     --------------------------
                                 Name: Mark Meagher
                                       ------------------------
                                 Title: Executive Vice President and
                                        Chief Financial Officer
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                             On2 Technologies, Inc.
                           Current Report On Form 8-K
                               Dated July 29, 2003
                                  EXHIBIT INDEX

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
    EXHIBIT NUMBER     DESCRIPTION

         99.1          Press Release dated July 29, 2003.
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